Exhibit 99.2

Filed by Dana Incorporated

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Dana Incorporated

(Commission File No. 001-01063)

Dana Announces Agreement to Combine with GKN’s Driveline Division

•	Creates a global leader in vehicle drive systems and electric propulsion

•	Significantly increases scale – combined sales of $13.4 billion

•	Anticipated run-rate cost synergies of $235 million

•	Accretive to Dana’s adjusted earnings per share in 2019

MAUMEE, Ohio, Mar. 9, 2018 – Dana Incorporated (NYSE: DAN) announced today that it has signed definitive agreements to combine with the Driveline division of GKN plc (LON: GKN) to create Dana plc, a global leader in driveline systems. The total consideration is composed of $1.6 billion in cash proceeds to GKN plc, the assumption of approximately $1.0 billion of net pension liabilities, and 133 million new Dana plc shares issued to GKN’s shareholders, valued at approximately $3.5 billion (based on Dana’s share price as of March 8, 2018).

Under terms of the agreements, Dana shareholders will own approximately 52.75 percent of the company with GKN shareholders owning 47.25 percent. The combined company will be domiciled in the United Kingdom as Dana plc and will continue to trade on the New York Stock Exchange under the ticker symbol DAN.

“This transformative and strategic transaction solidifies Dana as a world leader in vehicle drive systems and establishes a leading position in electric propulsion, which we see as the future of vehicle drivetrains,” said James Kamsickas, president and CEO of Dana. “We have a long history of partnering with GKN, and the companies possess similar cultures and exceptionally talented people. Our highly complementary businesses share a deep understanding of our customers’ long-term requirements. We look forward to welcoming GKN Driveline into the Dana family and to delivering value and growth to our shareholders.”

Compelling Strategic Rationale for the Combination

•	Scaling the Portfolio: With pro forma sales of approximately $13.4 billion in 2017, the company will be the global leader in vehicle drive systems across all three major mobility markets – light vehicle, commercial vehicle, and off-highway.

•	Leading Electrification: Core eDrive technology portfolio uniquely positions the company to capitalize on electrification opportunities in a rapidly changing market with significant growth potential.

•	Completing the Platform: The combined entity will provide global coverage to all major customers with an enhanced product portfolio, balanced end markets, and a diverse geographic presence – strengthening the company’s presence in key markets such as China.

•	Delivering Value: The combined company will have a strong balance sheet, and the transaction is expected to result in $235 million of annual cost synergies within three years and be accretive to earnings in the first full year.

Keith Wandell, non-executive chairman of the Dana Board of Directors, said, “This combination of global leaders results in a unique platform benefiting from the key trends of electrification and global emerging market growth, underpinned by substantial synergies. We look forward to welcoming our new board members and shareholders to create true value for all of our stakeholders.”

Headquartered in the United Kingdom, GKN Driveline has built market leadership positions in three light-vehicle product segments – constant-velocity jointed driveshafts, all-wheel-drive systems, and electrified driveline solutions. The business has expertise across mechanical systems, electronic and software control, and particularly vehicle integration. The transaction also includes GKN’s Off-Highway Powertrain Services business, an expert in off-highway power delivery and service.

With approximately 35,000 employees, GKN Driveline has operations in 23 countries and has 61 manufacturing locations, including one of the largest driveline businesses in China via its joint venture, Shanghai GKN Huayu Driveline Systems (known as SDS). In 2017, the business generated consolidated sales of approximately $6.2 billion.

Financial Highlights

Dana has put in place committed debt financing to fund the cash consideration and will issue 133 million shares of Dana plc stock to GKN shareholders to consummate the transaction. This mix of consideration preserves the company’s strong balance sheet, with an expected net debt / adjusted EBITDA ratio (including GKN’s share of its China joint venture but excluding any synergies) of approximately 2.0x.

Dana expects to deliver annual run-rate cost synergies of $235 million within three years. The combination will also yield tax benefits, creating further value for shareholders. The transaction is expected to be accretive to Dana’s diluted adjusted EPS in 2019.

“We believe this transaction will result in a much stronger Dana, both strategically and financially, by taking advantage of the combined company’s global scale, technology leadership, strong balance sheet, and attractive cash flow profile,” said Jonathan Collins, executive vice president and chief financial officer of Dana. “In the near-term, we expect our business to achieve best-in-class returns on capital and continue on the path to an investment grade credit profile.”

Dana expects to complete the transaction, which is subject to shareholder and customary regulatory approvals, in the second half of 2018.

Credit Suisse and Barclays acted as M&A advisers to Dana. Credit Suisse served as lead adviser and provided a fairness opinion to Dana’s Board of Directors. Credit Suisse, Barclays, and Citi provided committed financing to Dana for the transaction. Maven Global acted as capital markets adviser to Dana. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Macfarlanes LLP acted as legal advisers to Dana.

In addition, the Dana Board of Directors was advised by Skadden, Arps, Slate, Meagher & Flom as legal advisers and PJT Partners as financial advisers.

Governance and Leadership

Effective as of the closing of the transaction, Mr. Wandell will serve as non-executive chairman and Mr. Kamsickas will be president, chief executive officer, and a director of the new company. In addition to the Dana representatives, the board of directors of combined company will include two representatives to be designated by GKN.

Dana to Host Conference Call at 8:30 a.m. Today

Dana will host a webcast and conference call at 8:30 a.m. EST today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is available online via a link provided on the Dana investor website: www.dana.com/investors. U.S. and Canadian locations should dial 1-888-311-4590 and international locations should call 1-706-758-0054. Please enter conference I.D. 7897632 and ask for the “Dana Webcast and Conference Call.” Phone registration will be available starting at 8 a.m. EST.

An audio recording of the webcast will be available after 5:30 p.m. EST on March 9 by dialing 1-855-859-2056 (U.S. or Canada) or 1-404-537-3406 (international) and entering conference I.D. 7897632. A webcast replay will also be available after 5:30 p.m. EST and may be accessed via Dana’s investor website.

Non-GAAP Financial Information

This release refers to adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Diluted adjusted EPS is a non-GAAP financial measure, which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income (loss) attributable to the parent company, excluding any nonrecurring income tax items, restructuring and impairment expense, amortization expense, and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts, and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.

Please reference the “Non-GAAP Financial Information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA and diluted adjusted EPS to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

Important Information for Investors and Stockholders

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Dana and GKN, an entity to be created for this transaction (“SpinCo”) will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus, which will constitute a preliminary prospectus of SpinCo and a preliminary proxy statement of Dana, and Dana will file with the SEC a proxy statement on Schedule 14A. The materials to be filed by Dana and SpinCo will be made available to Dana’s investors and stockholders at no expense to them and, once available, copies may be obtained free of charge on Dana’s website at www.dana.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of Dana are urged to read the registration statement on Form S-4, the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the proposed transaction and the parties to the proposed transaction.

Dana and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies of Dana stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of Dana’s executive officers and directors in the solicitation by reading Dana’s preliminary proxy statement for its 2018 annual meeting of stockholders, Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and proxy statement and other relevant materials which will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Dana’s participants in the solicitation, which may, in some cases, be different than those of Dana’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

Certain statements and projections contained in this release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities, including cost synergies and projections; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Such risks and uncertainties, include, without limitation, risks related to Dana’s ability to complete the transaction on the proposed terms and schedule, including obtaining shareholder and regulatory approvals; unforeseen liabilities; future capital expenditures; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employers or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Dana’s business.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Incorporated

Dana is a world leader in highly engineered solutions for improving the efficiency, performance, and sustainability of powered vehicles and machinery. Dana supports the passenger vehicle, commercial truck, and off-highway markets, as well as industrial and stationary equipment applications. Founded in 1904, Dana employs more than 30,000 people in 33 countries on six continents who are committed to delivering long-term value to customers. Based in Maumee, Ohio, USA, the company reported sales of $7.2 billion in 2017. Dana is ranked among the Drucker Institute’s listing of the 250 most effectively managed companies. For more information, please visit dana.com.

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